SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report:  June 26, 2002
------------------------------
(Date of earliest event reported)



                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                      333-73338                    74-2440858
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(State or Other                  (Commission                (I.R.S. Employer
Jurisdiction                     File Number)               Identification No.)
of Incorporation)



                  745 Seventh Avenue, New York, New York 10019
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 526-7000

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ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 99.1 to this Current Report is a structural and collateral term sheet (the "Structural and Collateral Term Sheet") in respect of the Registrant's CDC Commercial Mortgage Trust 2002-FX1, Commercial Mortgage Pass-Through Certificates, Series 2002-FX1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-73338) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the Registration Statement.

            Any statement or information contained in the Structural and Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              Exhibit No.                      Description
              -----------          ------------------------------------
                 99.1              Structural and Collateral Term Sheet

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES CORPORATION


                                   By:  /s/ Tracy Dembicer
                                        ---------------------------------
                                        Name:  Tracy Dembicer
                                        Title:  Authorized Signatory

Date:  June 26, 2002

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.              Description                 Paper (P) or Electronic (E)
-----------   ------------------------------------   ---------------------------
  99.1        Structural and Collateral Term Sheet              E